UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                September 2, 2009
                                -----------------
                                 Date of Report
                        (Date of earliest event reported)

                                  FutureIT Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                000-53319                 98-0517683
 ---------------------------       ---------             -------------------
(State or other jurisdiction      (Commission             (IRS Employer
       of incorporation)         File Number)            Identification No.)


             4 Hamelacha Street, North Industrial Area, Lod, Israel
             ------------------------------------------------------
              (Address of principal executive offices and zip code)


                               + (972)(8)920-8070
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS

         Mr. Osher Houshmand was appointed CFO of the Registrant effective September 2, 2009. Prior to joining us, Mr. Houshmand served since September 2008 as a controller of Xfone 018 Ltd, a company that is held by Xfone Inc whose securities are traded on the NASDAQ. Before joining Xfone 018 Ltd, Mr Houshmand worked as an assistant controller of Makteshim Agan Indusries Ltd. Before joining Makteshim Agan Indusries Ltd., Mr. Houshmand worked for KPMG Israel as a CPA. Mr. Houshmand holds a B.A. degree in Economics and Accounting from the University of Be'er Sheva, Israel and is a certified CPA in Israel.

         The annual compensation cost for Mr. Houshmand (including customary social benefits) is approximately $66,000.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits

                  Exhibit 99.1     Employment agreement with Mr. Osher Houshmand

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 8, 2009

                                            FutureIT Inc.

                                            (Registrant)


                                            By: /s/Shmuel Bachar
                                                ----------------
                                            Name: Shmuel Bachar
                                            Chairman of the Board and
                                            Chief Executive Officer